SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant of Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2002

Date of Report (date of earliest event reported)

METRIC PARTNERS GROWTH SUITE INVESTORS, L.P.

a California Limited Partnership
(Exact name of registrant as specified in its charter)

California	0-17660	94-3050708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One California Street, Suite 1400, San Francisco, California 94111

(Address of principal executive offices)

(415) 678-2000

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Proforma Financial Information and Exhibits
Exhibit 20.1

Item 5. Other Events

     On September 10, 2002, Metric Partners Growth Suite Investors, L.P., a California Limited Partnership (the “Partnership”), became aware that on September 3, 2002, Peachtree Partners (Ira Gaines/Barry Zemel) (“Peachtree Partners”) made an offer to purchase Limited Partnership Assignee Units (the “Units”) of the Partnership at a price of $29.00 per Unit for up to a total of 4.9% of the total Units outstanding (including the number of Units already owned by Peachtree Partners). As required by Rule 14e-2 as promulgated under the Securities Exchange Act of 1934, as amended, the Partnership, by letter dated, September 16, 2002 advised the holders of Units that the Partnership is not making a recommendation and is expressing no opinion and is remaining neutral with respect to the offer of Peachtree Partners. A copy of the letter is attached as Exhibit 20.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 7. Financial Statements, Proforma Financial Information and Exhibits

Exhibit No.	Exhibit

20.1	Letter to holders of Units of Metric Partners Growth Suite Investors, L.P. dated September 16, 2002 relating to offer made by Peachtree Partners.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 16, 2002	METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

	By:	Metric Realty, an Illinois general partnership, Its Managing General Partner

		By:	SSR Realty Advisors, Inc., a Delaware corporation, Its Managing Partner

/s/ Herman H. Howerton
Managing Director, General Counsel of SSR Realty Advisors, Inc.